UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2014

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-2979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On March 31, 2014, David A. Hoyt notified Wells Fargo & Company (the “Company”) of his decision to retire as Senior Executive Vice President (Wholesale Banking) of the Company, effective on May 15, 2014. Mr. Hoyt will remain as an employee of the Company until June 30, 2014.

On March 31, 2014, the Board of Directors of the Company elected Timothy J. Sloan, age 53, head of the Wholesale Banking group to succeed Mr. Hoyt, effective on May 15, 2014. Mr. Sloan has served as a Senior Executive Vice President since September 2010 and as the Company’s Chief Financial Officer since February 2011. He previously served as the Company’s Chief Administrative Officer from September 2010 to February 2011, and as Executive Vice President (Commercial Banking, Real Estate and Specialized Financial Services) in Wholesale Banking at Wells Fargo Bank, N.A., the Company’s principal subsidiary bank, from June 2006 to September 2010.

On March 31, 2014, the Board elected John R. Shrewsberry, age 48, Senior Executive Vice President and Chief Financial Officer of the Company to succeed Mr. Sloan, effective on May 15, 2014. Mr. Shrewsberry is currently head of Wells Fargo Securities, which is the trade name for the capital markets and investment banking services of the Company and its subsidiaries, including Wells Fargo Securities LLC which he has led since 2009. He has served in various other leadership capacities at Wells Fargo Securities and its related predecessor businesses since 2006, including head of the Securities and Investment Group. Prior to 2006, Mr. Shrewsberry served as head of Wells Fargo Commercial Capital, the successor to a commercial finance company that he cofounded prior to its acquisition by the Company in 2001.

Since the beginning of 2013, Mr. Shrewsberry and certain of his immediate family members had loans, other extensions of credit and/or banking or financial services transactions in the ordinary course of business with the Company’s banking and other subsidiaries. All of these lending and financial services transactions were on substantially the same terms, including interest rates, collateral, and repayment (as applicable), as those available at the time for comparable transactions with persons not related to the Company, and did not involve more than the normal risk of collectability or present other unfavorable features.

The Company’s news release (the “News Release”) announcing the above matters is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	The News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2014	WELLS FARGO & COMPANY

	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Senior Vice President and Secretary